Exhibit 99.2

Q1 2016 Results and NFC - 1 Program Update May 10, 2016

Forward Looking Statement This presentation includes certain estimates and other forward - looking statements within the meaning of Section 21 E of the Securities Exchange Act of 1934 , as amended, including statements with respect to anticipated operating and financial performance, clinical results, potential partnerships, licensing opportunities and other statements of expectation . Words such as “ expects, ” “ anticipates, ” “ intends, ” “ plans, ” “ believes, ” “ assumes, ” “ seeks, ” “ estimates, ” “ should ” and variations of these words and similar expressions, are intended to identify these forward - looking statements . While we believe these statements are accurate, forward - looking statements are inherently uncertain and we cannot assure you that these expectations will occur and our actual results may be significantly different . These statements by the Company and its management are based on estimates, projections, beliefs and assumptions of management and are not guarantees of future performance . Important factors that could cause actual results to differ from those in the forward - looking statements include the factors described in the Company ’ s filings with the U . S . Securities and Exchange Commission . The Company disclaims any obligation to update or revise any forward - looking statement based on the occurrence of future events, the receipt of new information, or otherwise . 2

Agenda • Executive Summary • NFC - 1 Development Program Update – Phenotype/genotype – Phase 2/3 adolescent – 22q Deletion Syndrome – Regulatory Update • mGluR + ADHD Opportunity • Q1 Results of Operations • 2016 Milestones • Summary 3

Executive Summary • Enthusiastic initial response to our genomic medicine approach in ADHD from physicians and patients • Rapid enrollment into phenotype/genotype study provides platform for rapid execution of Phase 2/3 trial in mGluR+ ADHD adolescent trial • Prevalence rates for mGluR+ mutation in ADHD patients age 6 - 17 confirmed at approximately 25% • Based upon mGluR mutation prevalence, conservative market opportunity for NFC - 1 in the US is $2 - 3B 4

NFC - 1 Development Program Update 5

Development Pipeline 6 Preclinical Phase 1 Phase 2 Phase 3 NFC - 1 Phenotype/Genotype * (ongoing) mGluR+ ADHD (adolescent, age 12 - 17) mGluR+ ADHD (pediatric, age 6 - 12) ** 22q Deletion Syndrome TARGT CNS Preclinical POC * Non - interventional study to screen and identify ADHD patients for phase 2/3 program ** Initiate P hase 3, H1 2017

NFC - 1 ADHD Program 7 ADHD Phenotype/Genotype Pediatrics, Adolescents N=1,000+ Design: • Non - interventional • Multi - center (25) • Genotype 1,000+ ADHD subjects, age 6 - 17, identifying patients who are mGluR+ Objectives: • Confirm prevalence of mGluR + • Expedite enrollment in Phase 2/3 interventional trials Timing: Ongoing Phase 2/3 mGluR+ ADHD, Adolescents N=90, Ages 12 - 17 Phase 3 mGluR+ ADHD, Pediatrics N= TBD, Ages 6 - 12 Phase 3 mGluR +/ - ADHD, Ages 6 - 17 N=TBD

ADHD Phenotype/Genotype Study 8 CHOP/CAG Biobank ▪ DNA extraction ▪ Genetic Sequencing ▪ BioBanking of DNA Medgenics Database ▪ Evaluation of genotype and phenotype data ▪ Identification of subjects for future trials Saliva Collection ▪ Study site obtains saliva sample and sends to CAG for DNA extraction Consented Patients ▪ 95 % of the study subjects have agreed to be contacted for future studies 25 ADHD Investigational Sites Across the U.S. • 1,000+ ADHD patients ages 6 - 17 years

• Rapid enrollment - More than 7 00 subjects genotyped in the first 10 weeks at more than 20 US sites - Enrollment to complete in June 2016 • Confirmation of mGluR mutation prevalence - A pproximately 25 % of ADHD patients age 6 - 17 are mGluR + - Validation of previous CAG findings • 95 % of subjects consented to contact regarding future interventional trials • E nthusiastic response from clinicians and patient community Phenotype/Genotype Study – Interim Results 9

Phase 2/3 Study in Adolescents with mGluR + ADHD 10 Phenotype/Genotype • Multi - center: 25 sites • ~150 mGluR+ ADHD subjects: a ge 12 - 17 NFC - 1 • 6 weeks • 1 week follow - up • Objective: – Optimize dose in adolescents, confirm Phase 1B results – Endpoints: ADHD - RS, CGI - I • FPFV June 2016 • H2 2016 : Topline Data Placebo • 6 weeks • 1 week follow - up Phase 2/3 mGluR +, 12 - 17 • N=90 • Placebo controlled • 1:1 Randomization • Same sites as Phen /Geno • FPFV: June 2016

Phase 1/2 Study in 22q Deletion Syndrome

- Objective:
  - Explore symptoms from three neuropsychiatric disorders: ADHD, Anxiety, and Autism Spectrum Disorders (ASD)
  - Endpoints: CGI-I, ADHD-RS, PARS, CARS-2
- FPFV June 2016 (pending final CHOP approval)
- H2 2016: Responder rate data from open-label phase



Open-label Phase
• N=30, age 12-17
• 5 weeks dose optimization
• FPFV: June 2016
• Single center: CHOP
Responders Randomized
Non Responders
Exit Study
NFC-1
Fixed dose
7 weeks
Placebo
7 weeks

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mGluR + ADHD Market Opportunity 12

ADHD: Background and Rationale for Genomic Medicine Approach


ADHD
Inattention
Hyperactivity
Impulsivity

- Most prevalent neurodevelopmental disorder in children
- Highly heritable* (70%); Heterogeneous, suggesting multiple causes
- Early studies, focused on individual genes, failed to identify an underlying cause
- Based upon network biology and genotyping, CAG described genetic mutations identifying a novel subset of inherited ADHD**
- mGluR network disruption mimics Mendelian inheritance and accounts for ~25% of ADHD cases in children

* Farone SV, Perlis RH, Doyle AE, et al. Molecular genetics of attention-deficit/hyperactivity disorder. Biol Psychiatry 2005; 57: 1313-1323
***Nature Genetics* **44**, 78–84 (2012).

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• Current diagnostic paradigm is symptom - based without objective biomarkers • Current treatment paradigm exposes children to multiple stimulants in a “fail first” approach • Underlying safety concerns create issues with compliance and adherence: – Cardiovascular risk – Growth retardation – Sleep disturbance – Anorexia – Anxiety – Substance abuse • Average time to discontinuation of medication is 4 months; fully compliant for only 2 months* 14 ADHD – Current “Fail First” Treatment Paradigm * Chacko A et al. Improving medication adherence in chronic pediatric health conditions: a focus on ADHD in youth. Curr Pharm Des 2010; 16(22):2416 - 23.

Medgenics’ a pproach selectively targets mGluR+ ADHD patients for treatment with NFC - 1 15 Genomic Medicine Approach – Changing the Paradigm mGluR Genetic Test ADHD Patients (~25%) (~75%) NFC - 1 Other Treatments

Potential for Superior Product Profile • NFC - 1 clinical profile in mGluR+ ADHD patients – Effective non - stimulant – Non - scheduled – No evidence of growth retardation, addiction, sleep disturbance – No evidence of cardiovascular risk – No expectation for black box warning • Potential to address co - morbid symptoms ( e.g., anxiety, conduct, mood ) • Eliminates need for drug holidays • Potential for increased compliance and adherence 16

mGluR+ ADHD: Market Opportunity

- Overall US ADHD Market
  - **2015** Sales in excess of **$10B***
  - **~6M** pediatric/adolescent patients**
  - Stimulants dominate market: 90+% of total prescriptions
- mGluR+ ADHD Market, ages 6-17
  - **1.5M patients** (~25% mGluR+)
  - **$2-3B market opportunity** based upon current pricing and compliance/adherence
  - Potential upside for premium pricing with superior product profile

*IBIS World.com

**"Trends in the Parent-Report of Health Care Provider-Diagnosed and Medicated Attention-Deficit/Hyperactivity Disorder: United States, 2003–2011", Journal of the American Academy of Child & Adolescent Psychiatry, Volume 53, Issue 1, January 2014, Pages 34–46.e2

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Financial Update 18

Q1 2016 Financial Update • Gross R&D expenses for the 1 st Quarter were $7.0M increasing from $3.9M for the same period in 2015 – D ue mainly to increased spend on the NFC - 1 program and CHOP collaboration • G&A expenses for the 1 st Quarter were $4.2M increasing from $3.9M for the same period in 2015 • Cash balance as of March 31 , 2016 was $43.9M which based on current operating plans should be sufficient to fund operations into beginning of Q4 2017 19

Upcoming Milestones 20 PROGRAM TIMING NFC - 1 Complete enrollment in phenotype/genotype study Q2 16 Initiate enrollment in Phase 2/3 mGluR+ ADHD Adolescent Trial Q2 16 Initial top line data H2 16 Initiate enrollment in Phase 1/2 22q Deletion Syndrome Trial* Q2 16 Initial open - label responder data H2 16 TARGT CNS Preclinical POC H2 16 *Pending final CHOP approval

Summary • Enthusiastic response to genomic medicine approach from physician community in ADHD • Rapid enrollment into phenotype/genotype study bodes well for initiation of Phase 2/3 trial in June 2016 • T wo significant data readouts expected in 2H 16 – mGluR+ ADHD and 22q Deletion Syndrome (orphan program) • Anticipate additional programs from the CHOP collaboration in the near - term 21